UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 8, 2004
(Date of earliest event reported)

                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-114847                52-1972128
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

7430 New Technology Way, Frederick, Maryland                            21703
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Address of principal executive offices                                (Zip Code)

Registrant's Telephone Number, including area code (301) 846-8881

                 7485 New Horizon Way, Frederick, Maryland 21703
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (99) Collateral Term Sheets prepared by Banc of America Securities LLC in connection with Wells Fargo Home Equity Trust, Asset Backed Certificates, Series 2004-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION

September 8, 2004

                                        By: /s/ Bradley A. Davis
                                            ------------------------------------
                                            Bradley A. Davis
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Collateral Term Sheets prepared by Banc of            E
                  America Securities LLC in connection with Wells Fargo Home Equity Trust, Asset
                  Backed Certificates, Series 2004-2